EXHIBIT 99.1

GlobalTech Corporation Closes Acquisition of Majority Stake of Moda in Pelle

RENO, NV, December 18, 2025 (GLOBE NEWSWIRE)--GlobalTech Corporation (OTC:GTLK)(“GTC” or “GlobalTech”), a U.S. based technology holding company focused on artificial intelligence (AI), big data, and emerging technologies, today announced the closing of the previously announced definitive purchase agreement to acquire a fifty one percent (51%) controlling interest in 123 Investments Limited d/b/a Moda in Pelle (“MIP”), a premium footwear brand established in 1975, with a strong presence in the UK market.

The acquisition is intended to provide GlobalTech with an additional revenue stream, and intended to significantly enhance its direct-to-consumer and e-commerce capabilities through the activation of its Thrivo AI platform within the MIP ecosystem, and to strengthen its operational footprint in the UK market.

D. Boral Capital served as financial advisor to GlobalTech on the transaction.

The Loev Law Firm, PC served as counsel to the Company in connection with the agreements with 123 Investments Limited.

DETAILS OF THE TRANSACTION

Under the terms of the transaction, GlobalTech acquired a fifty one percent (51%) controlling interest in MIP in consideration for shares of GlobalTech common stock and shares of Convertible Series A Preferred Stock.

The Convertible Series A Preferred Stock, among other rights, is convertible into shares of GlobalTech common stock upon an uplisting of the Company’s common stock to the Nasdaq Capital Market (or similar National Stock Exchange), subject to the satisfaction of certain conditions, as well as upon the occurrence of other specified conversion events. The Convertible Series A Preferred Stock does not accrue dividends.

More information regarding the transaction can be found in the Current Report on Form 8-K filed by GlobalTech with the Securities and Exchange Commission on December 2, 2025.

This press release is for informational purposes only and does not constitute an offer or solicitation of securities.

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About Moda In Pelle

123 Investments d/b/a Moda in Pelle (MIP) is a British footwear brand established in 1975.  MIP has a strong presence in the UK market, offering high quality footwear and accessories through more than 40 retail stores and concessions and a strong online presence and independent stockists.  For 50 years, MIP has been synonymous with elegance, blending British sophistication with Italian craftsmanship.  Founded in Leeds by Stephen Buck, MIP’s journey began with a single store on Leed’s Bond Street.  Today it remains rooted in Yorkshire, crafting stunning shoes, boots, bags, and accessories from the finest leathers.

For more information, visit: www.modainpelle.com

About GlobalTech Corporation

GlobalTech Corporation is a U.S.-based technology holding company committed to enabling growth in the fields of AI, big data, and frontier technologies. Through strategic partnerships and capital investment, GlobalTech seeks to empower visionary companies and innovation-led enterprises to drive transformation across global markets.

For more information, please visit www.globaltechcorporation.com

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FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our ability to consolidate 123 Investments’ operations into ours, our strategic plans, treasury management, expected benefits of integrating 123 Investments’ operations; our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock, including upon conversion of certain outstanding convertible notes; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan and the United Kingdom, and their assets are in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

CORE IR

516-222-2560

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